_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  November 14, 1996


          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 31, 1996, providing for the issuance of the CWABS, INC., Countrywide Home Equity Loan Trust 1996-A, Revolving Home Equity Loan Asset Backed Certificates, Series 1996-A).


                           CWABS, INC.
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


          Delaware               333-11095          95-4596514
____________________________   ____________     _________________
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                          91101
     ________________________                     __________
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 584-2212
                                                   _____ ________

_________________________________________________________________


Item 5.        Other Events.
____           ____________

Filing of Certain Materials
___________________________

               Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1996-A.

               In connection with the offering of the Revolving Home Equity Loan Asset Backed Certificates, Series 1996-A, Lehman Brothers Inc. and Countrywide Securities Corporation ("the Underwriters"), as the underwriters of the Investor Certificates, have each prepared certain materials for distribution to its respective potential investors, which materials consist of one or more of the following: "Computational Materials", "Collateral term sheets" and "Structural term sheets" (in each case as defined below and, collectively, the "Filed Materials"). Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Filed Materials.

               For purposes of this Form 8-K, (i) "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Investor Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, (ii) "Collateral term sheets" shall have the meaning ascribed thereto in the letter dated February 13, 1995 filed on behalf of the Public Securities Association (the "No-Action Letter", which No-Action Letter, and the Commission's response thereto, were publically available on February 17, 1995) and (iii) "Structural term sheets" shall have the meaning ascribed thereto in the No-Action Letter. The Filed Materials of the Underwriters are filed as Exhibit 99.1.


___________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 13, 1996 and prospectus supplement dated November 14, 1996, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1996-A.

Incorporation of Certain Documents by Reference
_______________________________________________

               Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), the Company will incorporate by reference the financial statements of Financial Security Assurance Inc., into the Company's registration statement (File No. 333-11095). The financial statements will be referred to in the prospectus supplement relating to the Company's Revolving Home Equity Loan Asset Backed Certificates, Series 1996-A. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial
____     _________________________________________

         Information and Exhibits.
         ________________________

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Filed Materials.

     99.2 Consent of Coopers & Lybrand.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWABS, INC.



                              By: /s/ David Walker
                                  _________________________________
                                  David Walker
                                  Vice President



Dated:  November 15, 1996

                                Exhibit Index
                                _____________


Exhibit                                                                  Page
_______                                                                  ____

99.1      Filed Materials                                                   6

99.2      Consent of Coopers & Lybrand                                      7